Employees' Retirement Benefits (Defined Benefit Plan, Items Recognized in Accumulated Other Comprehensive Income (Loss), NTT CDBP) (Detail) - NTT Corporate Defined Benefit Pension Plan - JPY (¥)
¥ in Millions
	Mar. 31, 2017	Mar. 31, 2016
Schedule of Pension and Other Postretirement Benefits Recognized in Accumulated Other Comprehensive Income (Loss) [Line Items]
Actuarial gains (losses), net	¥ (30,027)	¥ (41,022)
Prior service cost, net	3,400	3,924
Total	¥ (26,627)	¥ (37,098)